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                                                                    EXHIBIT 99.2

       CERTIFICATION PURSUANT TO 18 USC SECTION 1350, AS ADOPTED PURSUANT
                  TO SECTION 906 OF SARBANES-OXLEY ACT OF 2002

         I, DALE A. THATCHER, the Chief Financial Officer of Selective Insurance Group, Inc., (the "Company"), hereby certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Form 10-Q of the Company for the quarterly period ended September 30, 2002 (the "Form 10-Q"), which this certification accompanies, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)) and information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated:   November 14, 2002

                                                       By: /s/ Dale A. Thatcher
                                                       ------------------------
                                                       Dale A. Thatcher

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